UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St. Suite 300 Houston, Texas USA 77010	4th Floor, One Vine Street London W1J0AH The United Kingdom	Delftseplein 27E 3013 AA Rotterdam The Netherlands
(Addresses of principal executive offices)

(713) 309-7200	+44 (0)207 220 2600	+31 (0)10 275 5500
(Registrant’s telephone numbers, including area codes)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, € 0.04 Par Value	LYB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 14, 2020, LyondellBasell entered into amendments and related documents (collectively, the “Amendments” and, each an “Amendment”) to its (i) Amended and Restated Credit Agreement, dated as of June 5, 2014 (the “Revolver Amendment”), by and among LyondellBasell Industries N.V. (the “Company”) as guarantor, LYB Americas Finance Company LLC, a wholly owned subsidiary of the Company, as borrower (“LYB Americas Finance”), with various financial institutions as lenders from time to time party thereto, and Bank of America, N.A. (“Bank of America”), as administrative agent (as amended, restated, supplemented, extended or otherwise modified from time to time, the “Revolving Credit Agreement”); (ii) Three-Year Credit Agreement, dated as of March 29, 2019, (the “Term Loan Amendment”) by and among the Company, as co-borrower, LYB Americas Finance, as co-borrower with various financial institutions as lenders from time to time party thereto, and Bank of America, as administrative agent (as amended, restated, supplemented, extended or otherwise modified from time to time, the “Term Loan Agreement”); and (iii) Receivables Purchase Agreement, dated September 11, 2012 (the “U.S. Receivables Amendment”), by and among LYB Receivables LLC, a wholly owned subsidiary of the Company, a seller, Lyondell Chemical Company, a wholly owned subsidiary of the Company, as initial servicer, Mizuho Bank, Ltd., as administrator and letter of credit bank, and certain conduit purchasers, committed purchasers, letter of credit participants and purchaser agents that are parties thereto (as amended, restated, supplemented, extended or otherwise modified from time to time, the “U.S. Receivables Facility” and, together with the Revolving Credit Agreement and the Three Year Credit Agreement, the “Credit Agreements” and, each a “Credit Agreement”).

The Amendments amended each Credit Agreement’s gross leverage ratio covenants to permit netting of cash in excess of $300 million (with certain restrictions on non-US cash) in the calculation of the Leverage Ratio (as defined in the applicable Credit Agreement) and, in respect of the Revolving Credit Agreement Term Loan Agreement, restrict certain dividends and other specified Restricted Payments (as defined in the Revolving Credit Agreement and Term Loan Agreement).

The foregoing description of the Revolver Amendment, the Term Loan Amendment, and the U.S. Receivables Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Revolver Amendment, the Term Loan Amendment, and the U.S. Receivables Amendment, which are filed as Exhibits 10.1, 10.2, and 10.3 hereto, respectively, and the Revolving Credit Agreement, the Term Loan Agreement, and the U.S. Receivables Facility, which were previously filed with the Securities and Exchange Commission, each of which is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Conditions.

On April 15, 2020, LyondellBasell Industries N.V. announced preliminary earnings results for the quarter ended March 31, 2020. A copy of the press release is attached as Exhibit 99.1 and incorporated into this Item 2.02 by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01 Other Events.

Risk Factors

LyondellBasell Industries N.V. included the following risk factor regarding the COVID-19 pandemic in the “Risk Factors” section of the prospectus supplement filed with the Securities and Exchange Commission on April 15, 2020, which risk factor supplements, and should be read in conjunction with, the risk factors described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

The recent novel coronavirus (COVID-19) pandemic could materially adversely affect our financial condition and results of operations.

In December 2019, a novel strain of coronavirus, SARS-CoV-2, causing a disease referred to as COVID-19, was reported to have surfaced in Wuhan, China, resulting in shutdowns of manufacturing and commerce in the months that followed. Since then, COVID-19 has spread to multiple countries worldwide, including the United States and Europe, and has resulted in authorities implementing numerous measures to try to contain the disease, such as travel bans and restrictions, quarantines, shelter-in-place orders and shutdowns, among others. Many of our facilities and employees are based in areas impacted by the virus.

The spread of COVID-19 has caused us to modify our business practices (including implementing health screenings, limiting employee travel, mandatory work-from-home policies and cancellation of physical participation in meetings, events and conferences), and we may take further actions as required by government authorities or that we determine are in the best interests of our employees, customers, partners and suppliers. There is no certainty that such measures will be sufficient to mitigate the risks posed by the disease, and our ability to perform certain functions could be harmed.

In addition, while the potential impact and duration of the COVID-19 pandemic on the global economy and our business in particular may be difficult to assess or predict, the pandemic has resulted in, and may continue to result in, significant disruption of global financial markets, which may reduce our ability to access capital or our customers’ ability to pay us for past or future purchases, which could negatively affect our liquidity. The COVID-19 pandemic could also reduce the demand for our products, and has already led us to reduce production rates for some of our products. Lower oil prices and reduced demand for transportation fuels are also affecting volumes and margins for certain of our other products. These impacts are expected to adversely affect our results during the second quarter of 2020. In addition, a recession or further financial market correction resulting from the spread of COVID-19 could adversely affect demand for our products.

The global pandemic of COVID-19 continues to rapidly evolve, and we will continue to monitor the COVID-19 situation closely. The ultimate impact of the COVID-19 pandemic or a similar health epidemic is highly uncertain and subject to change. The extent of the impact of the COVID-19 pandemic on our operational and financial performance, will depend on future developments, including, but not limited to, the duration and spread of the pandemic, its severity, the actions to contain the disease or treat its impact, related restrictions on travel, and the duration, timing and severity of the impact on customer spending, including any recession resulting from the pandemic, all of which are uncertain and cannot be predicted. An extended period of global supply chain and economic disruption as a result of the COVID-19 pandemic could have a material negative impact on our business, results of operations, access to sources of liquidity and financial condition, though the full extent and duration is uncertain. To the extent that the COVID-19 pandemic adversely impacts our business, results of operations, liquidity or financial condition, it may also have the effect of increasing many of the other risks described in the risk factors described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Forward Looking Statements

The statements in this report relating to matters that are not historical facts are forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. These statements include, but are not limited to the matters set forth in our risk factor titled “The recent novel coronavirus (COVID-19) pandemic could materially adversely affect our financial condition and results of operation.” Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2019, which can be found at www.LyondellBasell.com on the Investor Relations page and on the Securities and Exchange Commission's website at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 2 to the Amended and Restated Credit Agreement, dated April 14, 2020, among LyondellBasell Industries N.V. and LYB Americas Finance Company LLC, as borrowers, the lenders party thereto, and Bank of America, N.A., as administrative agent

10.2	Amendment No. 1 to the Three-Year Credit Agreement, dated April 14, 2020, among LyondellBasell Industries N.V. as guarantor, and LYB Americas Finance Company LLC, as borrower, and Bank of America, N.A., as administrative agent

10.3	Acknowledgement of Amendment to Receivables Purchase Agreement, dated April 14, 2020, among Lyondell Chemical Company, as servicer, LYB Receivables LLC, as seller, the conduit purchasers, related committed purchasers, LC participants and purchaser agents party thereto, the other parties thereto and Mizuho Bank, Ltd., as administrator and letter of credit bank

99.1	Press Release dated April 15, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: April 15, 2020
	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President
And Chief Legal Officer